SUPPLEMENT DATED FEBRUARY 27, 2020

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2019

FOR PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2019 for Portfolio Optimization Aggressive-Growth Portfolio (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The following is added alphabetically to the Principal Risks from Holdings in Underlying Funds subsection:

•                 Dividend-Oriented Companies Risk: Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future, which could result in a decrease in the value of the issuer’s stock and lower performance for the Underlying Fund.

•                 Non-Diversification Risk: In order to track the composition of an Underlying Fund’s benchmark index for an Underlying Fund that is an index fund, such Underlying Fund’s total assets may be invested in multiple issuers each representing more than 5% of an Underlying Fund’s total assets. As a result, an Underlying Fund may become non-diversified under the 1940 Act, although it may continue to hold multiple stocks across various sectors. An Underlying Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Underlying Fund’s price volatility and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Underlying Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Underlying Fund from being managed as though it were a diversified fund.